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                                                          SHIP LOGO  VANGUARD(R)







Vanguard/(R)/ Bond Index Funds



Supplement to the Prospectus dated April 2, 2007

Correction to the Ticker Symbol for Vanguard Short-Term Bond Index Fund Signal Shares

The ticker symbol listed in the Additional Information box on page 10 should be VBSSX.








(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PS1351A 012008